                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that John C. Argue, whose signature appears below, constitutes and appoints Stuart M. Strauss and David M. Butowsky, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of TCW/DW Income and Growth Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.


Dated:  January 21, 1993




                                             /s/ John C. Argue
                                             --------------------------
                                             John C. Argue

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Richard M. DeMartini, whose signature appears below, constitutes and appoints Sheldon Curtis and Barry Fink, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of TCW/DW Income and Growth Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.


Dated:  January 21, 1993




                                             /s/ Richard M. DeMartini
                                             --------------------------
                                             Richard M. DeMartini

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Charles A. Fiumefreddo, whose signature appears below, constitutes and appoints Sheldon Curtis and Barry Fink, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of TCW/DW Income and Growth Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  January 21, 1993




                                             /s/ Charles A. Fiumefreddo
                                             --------------------------
                                             Charles A. Fiumefreddo

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Stuart M. Strauss and David M. Butowsky, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of TCW/DW Income and Growth Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  January 21, 1993




                                             /s/ Manuel H. Johnson
                                             --------------------------
                                             Manuel H. Johnson

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Paul Kolton, whose signature appears below, constitutes and appoints Stuart M. Strauss and David M. Butowsky, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of TCW/DW Income and Growth Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.


Dated:  January 21, 1993




                                             /s/ Paul Kolton
                                             --------------------------
                                             Paul Kolton

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that John R. Haire, whose signature appears below, constitutes and appoints Stuart M. Strauss and David M. Butowsky, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of TCW/DW Income and Growth Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.


Dated:  January 21, 1993




                                             /s/ John R. Haire
                                             --------------------------
                                             John R. Haire

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Thomas E. Larkin, Jr. whose signature appears below, constitutes and appoints Sheldon Curtis and Barry Fink, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of TCW/DW Income and Growth Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  January 21, 1993




                                             /s/ Thomas E. Larkin, Jr.
                                             --------------------------
                                             Thomas E. Larkin, Jr.

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Michael B. Nugent, whose signature appears below, constitutes and appoints Stuart M. Strauss and David M. Butowsky, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of TCW/DW Income and Growth Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  January 21, 1993




                                             /s/ Michael E. Nugent
                                             --------------------------
                                             Michael E. Nugent

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that David S. Tappan Jr., whose signature appears below, constitutes and appoints Stuart M. Strauss and David
M. Butowsky, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of TCW/DW Income and Growth Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  January 21, 1993




                                             /s/ David S. Tappan, Jr.
                                             --------------------------
                                             David S. Tappan, Jr.